 Octboer 28, 2025

BNY MELLON INVESTMENT FUNDS II, INC.

- BNY Mellon Yield Enhancement Strategy Fund

Supplement to Statement of Additional Information

BNY Mellon Yield Enhancement Strategy Fund (the "Fund"), a series of BNY Mellon Investment Funds II, Inc., is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on October 24, 2025, all shares of the Fund in BNYIA Retirement Plans have been exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the prospectus of DGCM by calling 1-800-373-9387.

GRP5-SAISTK-1025